UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  January 21, 2003

     GS MORTGAGE SECURITIES CORP. (as company under a Trust Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of GS Mortgage Securities Corp. GSMPS Mortgage Loan Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1)

                          GS MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-89556-07              13-6357101
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

85 Broad Street
New York, New York                                             10004
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GS Mortgage Securities Corp. GSMPS Mortgage Loan Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of September 1, 2002 among GS Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as trustee.

     On January 21, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 21, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP.
GS MORTGAGE SECURITIES CORP GSMPS MORTGAGE LOAN TRUST 2002-1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 24, 2003           By:    /s/  Mark W. McDermott
                                        ---------------------------------------
                                        Mark W. McDermott
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 21, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 21, 2003



              GS Mortgage  Securities Corp. GSMPS  Mortgage  Loan Trust  2002-1
                                Statement to Certificate Holders
                                      January 21, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      377,874,000.00  359,846,101.07   5,235,407.35   2,153,969.65   7,389,377.00      0.00            0.00      354,610,693.72
B1         2,327,000.00    2,317,624.48       3,176.60      13,872.85      17,049.45      0.00            0.00        2,314,447.88
B2         1,940,000.00    1,932,183.72       2,648.30      11,565.68      14,213.98      0.00            0.00        1,929,535.42
B3         1,358,000.00    1,352,528.60       1,853.81       8,095.98       9,949.79      0.00            0.00        1,350,674.79
B4         1,552,000.00    1,545,746.98       2,118.64       9,252.55      11,371.19      0.00            0.00        1,543,628.34
B5         1,164,000.00    1,159,310.24       1,588.98       6,939.41       8,528.39      0.00            0.00        1,157,721.26
B6         1,745,921.00    1,738,886.67       2,383.36      10,408.64      12,792.00      0.00            0.00        1,736,503.31
R                100.00            0.00           0.00           0.00           0.00      0.00            0.00                0.00
TOTALS   387,961,021.00  369,892,381.76   5,249,177.04   2,214,104.76   7,463,281.80      0.00            0.00      364,643,204.72
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1     36290PAA5    952.29124277   13.85490230    5.70023248       19.55513478          938.43634047       A_1     7.184796 %
B1      36290PAB3    995.97098410    1.36510529    5.96168887        7.32679416          994.60587881       B1      7.184796 %
B2      36290PAC1    995.97098969    1.36510309    5.96169072        7.32679381          994.60588660       B2      7.184796 %
B3      36290PAD9    995.97098675    1.36510309    5.96169367        7.32679676          994.60588365       B3      7.184796 %
B4      36290PAE7    995.97099227    1.36510309    5.96169459        7.32679768          994.60588918       B4      7.184796 %
B5      36290PAF4    995.97099656    1.36510309    5.96169244        7.32679553          994.60589347       B5      7.184796 %
B6      36290PAG2    995.97099181    1.36510186    5.96169013        7.32679199          994.60588996       B6      7.184796 %
R       N/A            0.00000000    0.00000000    0.00000000        0.00000000            0.00000000       R       7.184796 %
TOTALS               953.42666335   13.53016606    5.70702890       19.23719497          939.89649728
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Nadezhka Thomas
                JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                         Tel:(212)623-4493 Fax:(212)623-5930
                      Email: nadezhka.thomas@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Sec. 4.01(a)    Aggregate Schedule Principal Balance of Mortgage Loans                                      364,643,204.93
Sec. 4.01(b)    Available Distribution                                                                        7,463,281.81
                Principal Payment Amount                                                                        506,984.39
                Principal Prepayment Amount                                                                   4,742,192.66

Sec. 4.01(c)    Principal Prepayments
                Class A-1
                                      Payoffs in Full                                                         4,914,296.95
                                      Partial Principal Prepayments                                            -172,104.29
                                      Liquidation Proceeds                                                            0.00
                                      Condemnation Proceeds                                                           0.00
                                      Insurance Proceeds                                                              0.00
                Class B1
                                      Payoffs in Full                                                                 0.00
                                      Partial Principal Prepayments                                                   0.00
                                      Liquidation Proceeds                                                            0.00
                                      Condemnation Proceeds                                                           0.00
                                      Insurance Proceeds                                                              0.00
                Class B2
                                      Payoffs in Full                                                                 0.00
                                      Partial Principal Prepayments                                                   0.00
                                      Liquidation Proceeds                                                            0.00
                                      Condemnation Proceeds                                                           0.00
                                      Insurance Proceeds                                                              0.00
                Class B3
                                      Payoffs in Full                                                                 0.00
                                      Partial Principal Prepayments                                                   0.00
                                      Liquidation Proceeds                                                            0.00
                                      Condemnation Proceeds                                                           0.00
                                      Insurance Proceeds                                                              0.00
                Class B4
                                      Payoffs in Full                                                                 0.00
                                      Partial Principal Prepayments                                                   0.00
                                      Liquidation Proceeds                                                            0.00
                                      Condemnation Proceeds                                                           0.00
                                      Insurance Proceeds                                                              0.00
                Class B5
                                      Payoffs in Full                                                                 0.00
                                      Partial Principal Prepayments                                                   0.00
                                      Liquidation Proceeds                                                            0.00
                                      Condemnation Proceeds                                                           0.00
                                      Insurance Proceeds                                                              0.00
                Class B6
                                      Payoffs in Full                                                                 0.00
                                      Partial Principal Prepayments                                                   0.00
                                      Liquidation Proceeds                                                            0.00
                                      Condemnation Proceeds                                                           0.00
                                      Insurance Proceeds                                                              0.00


Sec. 4.01(d)    Interest Payment
                Class A1
                                      Accrued and Paid for Current Month                                      2,153,969.65
                                      Accrued and Paid from Prior Months                                              0.00
                Class B1
                                      Accrued and Paid for Current Month                                         13,872.85
                                      Accrued and Paid from Prior Months                                              0.00
                Class B2
                                      Accrued and Paid for Current Month                                         11,565.68
                                      Accrued and Paid from Prior Months                                              0.00
                Class B3
                                      Accrued and Paid for Current Month                                          8,095.98
                                      Accrued and Paid from Prior Months                                              0.00
                Class B4
                                      Accrued and Paid for Current Month                                          9,252.55
                                      Accrued and Paid from Prior Months                                              0.00
                Class B5
                                      Accrued and Paid for Current Month                                          6,939.41
                                      Accrued and Paid from Prior Months                                              0.00
                Class B6
                                      Accrued and Paid for Current Month                                         10,408.64
                                      Accrued and Paid from Prior Months                                              0.00
                Class R
                                      Accrued and Paid for Current Month                                              0.00
                                      Accrued and Paid from Prior Months                                              0.00



Sec. 4.01(e)    Trust Fees
                Servicer Fees Paid                                                                              138,469.49
                Trustee Fee Paid                                                                                  2,311.83

Sec. 4.01(f)    Monthly Advances
                Current Period Advances                                                                               0.00
                Current Period Reimbursed Advances                                                                    0.00
                Aggregate Unreimbursed Advances                                                                       0.00

Sec. 4.01(g)    Trustee Advances
                Current Period Advances                                                                               0.00
                Current Period Reimbursed Advances                                                                    0.00
                Aggregate Unreimbursed Advances                                                                       0.00


Sec. 4.01(h)    Number of Outstanding Mortgage Loans                                                                 4,494
                Balance of Outstanding Mortgage Loans                                                       364,643,204.93

Sec. 4.01(i)    Number and Balance of Delinquent Loans
                 Group Totals
                                                           Principal
                 Period                Number                Balance              Percentage
                30-59 days                    614            50,844,430.94                 13.94 %
                60-89 days                    273            22,740,515.58                  6.24 %
                90+days                       283            23,452,118.79                  6.43 %
                 Total                      1,170            97,037,065.31                 26.61 %


Sec. 4.01(i)    Number and Balance of REO Loans
                Group Totals
                                      Principal
                 Number               Balance                Percentage
                           0                    0.00                  0.00 %


Sec. 4.01(i)    Number and Balance of Loans in Bankruptcy
                Group Totals
                                      Principal
                 Number               Balance                Percentage
                         113            9,006,039.92                  2.47 %

                Number of Loans in Bankruptcy 30-59 Days Delinquent                                                     23
                Balance of Loans in Bankruptcy 30-59 Days Delinquent                                          1,762,258.49

                Number of Loans in Bankruptcy 60-89 Days Delinquent                                                     12
                Balance of Loans in Bankruptcy 60-89 Days Delinquent                                          1,069,861.09

                Number of Loans in Bankruptcy 90-119 Days Delinquent                                                   9
                Balance of Loans in Bankruptcy 90-119 Days Delinquent                                         650,846.88

                Number of Loans in Bankruptcy 120+ Days Delinquent                                                    22
                Balance of Loans in Bankruptcy 120+ Days Delinquent                                         1,795,552.67


Sec. 4.01(j)    Number and Balance of Loans in Foreclosure
                Group Totals
                                      Principal
                 Number               Balance                Percentage
                          73            6,169,402.46                  1.69 %

                Number of Loans in Foreclosure 30-59 Days Delinquent                                                   1
                Balance of Loans in Foreclosure 30-59 Days Delinquent                                          76,640.47

                Number of Loans in Foreclosure 60-89 Days Delinquent                                                   1
                Balance of Loans in Foreclosure 60-89 Days Delinquent                                          77,266.70


                Number of Loans in Foreclosure 90+ Days Delinquent                                                     1
                Balance of Loans in Foreclosure 90+ Days Delinquent                                            90,152.49

                Number of Loans in Foreclosure 120+ Days Delinquent                                                   69
                Balance of Loans in Foreclosure 120+ Days Delinquent                                        5,830,874.04

Sec. 4.01(l)    Aggregate Principal Payment
                Scheduled Principal                                                                          506,984.39
                Payoffs                                                                                    4,914,296.95
                Prepayments                                                                                 -172,104.29
                Liquidation Proceeds                                                                               0.00
                Condemnation Proceeds                                                                              0.00
                Insurance Proceeds                                                                                 0.00
                Realized Losses                                                                                    0.00
                Realized Gains                                                                                     0.00

Sec. 4.01(m)    Aggregate Amount of Mortgage Loans Repurchased                                                     0.00

Sec. 4.01(n)    Aggregate Amount of Shortfall Allocated for Current Period
                Class A-1                                                                                        547.84
                Class B1                                                                                           3.53
                Class B2                                                                                           2.94
                Class B3                                                                                           2.06
                Class B4                                                                                           2.35
                Class B5                                                                                           1.76
                Class B6                                                                                           2.65

Sec. 4.01(o)    Cumulative Realized Losses                                                                         0.00

Sec. 4.01(p)    Senior Percentage                                                                            97.280000 %
                Senior Prepayment Percentage                                                                100.000000 %
                Subordinate Percentage                                                                        2.720000 %
                Subordinate Prepayment Percentage                                                             0.000000 %

                                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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